UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 3, 2016

Corium International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36375	38-3230774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

235 Constitution Drive, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 298-8255
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                  Regulation FD.

On February 3, 2016, Corium International, Inc. (the “Company”) issued a press release to announce topline interim results from a Phase 1 clinical study designed to evaluate the pharmacokinetics, safety and tolerability of the Corplex™ Donepezil transdermal delivery system for the treatment of mild, moderate and severe dementia of the Alzheimer’s type.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  The Company will discuss these results further on an investor conference call scheduled at 5:00 p.m. Eastern time on February 3, 2016.  A copy of the related presentation materials that the Company intends to provide to investors on the conference call are furnished as Exhibit 99.2 to this report and are incorporated herein by reference.  These presentation materials also are posted under the “Investors” section on the Company’s website at www.coriumgroup.com. The Company does not undertake to update these presentation materials.

The information furnished with this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated February 3, 2016.

99.2	Presentation materials for conference call on February 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIUM INTERNATIONAL, INC.

Date: February 3, 2016	By:	/s/ Peter D. Staple
Peter D. Staple
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release dated February 3, 2016.

99.2	Presentation materials for conference call on February 3, 2016.